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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 19, 2008


                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


      MISSOURI                      0-20600                     43-1311101
   (State or other             (Commission File              (I.R.S. Employer
   jurisdiction of                  Number)                   Identification
    organization)                                                 Number)



     3101 MCKELVEY ROAD
     ST. LOUIS, MISSOURI                                          63044
 (Address of principal executive offices)                      (Zip Code)


                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01.        NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING.

            As previously disclosed, the Audit Committee of the Board of Directors of Zoltek Companies, Inc. (the "Company ") has commenced an accounting investigation, which includes a review of the circumstances and extent of two fund transfers from a Company subsidiary aggregating $250,000 that were not properly authorized or recorded in the Company's financial records. In light of the ongoing investigation, the Company was not able to file its Quarterly Report on Form 10-Q for the quarter March 31, 2008 by the required filing date.

            In accordance with the rules of The Nasdaq Stock Market ("Nasdaq"), on May 19, 2008, the Company received a Nasdaq staff determination letter indicating that the Company was not in compliance with the continued listing requirements under Marketplace Rule 4310(c)(14) because the Company has not timely filed its Form 10-Q for the quarter ended March 31, 2008, and that as a result the Company's common stock is subject to delisting from The Nasdaq Global Select Market. The Company expects to submit a timely request for a hearing before a Nasdaq Listing Qualifications Panel, which request will stay delisting action pending the hearing and a determination by the Nasdaq Listing Qualifications Panel. The Company cannot provide any assurances that the Nasdaq Listing Qualifications Panel will grant the Company's request for continued listing.

            On May 21, 2008, the Company issued a press release announcing the matters discussed herein. A copy of the press release is included in Exhibit 99 to this Current Report on Form 8-K.

ITEM 8.01.        OTHER EVENTS.

         On May 13, 2008, the Company received a letter from the staff of the Securities and Exchange Commission indicating that the staff was conducting a non-public, fact-finding investigation and requested that the Company retain certain records and produce information and documents related to the matters disclosed in the Company's Current Report on Form 8-K filed May 5, 2008. The Company has advised the staff that it will cooperate fully with its investigation.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired.
                      -------------------------------------------
                      Not applicable.

                  (b) Pro forma financial information. Not applicable
                      -------------------------------

                  (c) Exhibits. See Exhibit Index
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 21, 2008

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/ Zsolt Rumy
                                          -------------------------------------
                                       Name: Zsolt Rumy
                                       Title: Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit
Number                      Description
------                      -----------

 99            Press Release, dated May 21, 2008.









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